POWER OF ATTORNEY

     I, Stephen M. Case, a director of America Online, Inc. (the "Company") whose signature appears below, constitute and appoint Stephen M. Case, Sheila A. Clark, Lennert J. Leader, Robert W. Pittman, and George Vradenburg, III, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-3 for the public offering of Company common stock, and any required amendments or supplements thereto (and any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of June, 1998.

                                                              /S/STEPHEN M. CASE

                                POWER OF ATTORNEY

     I, Daniel F. Akerson, a director of America Online, Inc. (the "Company") whose signature appears below, constitute and appoint Stephen M. Case, Sheila A. Clark, Lennert J. Leader, Robert W. Pittman, and George Vradenburg, III, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-3 for the public offering of Company common stock, and any required amendments or supplements thereto (and any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 15th day of June, 1998.

                                                            /S/DANIEL F. AKERSON

                                POWER OF ATTORNEY

     I, Frank J. Caufield, a director of America Online, Inc. (the "Company") whose signature appears below, constitute and appoint Stephen M. Case, Sheila A. Clark, Lennert J. Leader, Robert W. Pittman, and George Vradenburg, III, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-3 for the public offering of Company common stock, and any required amendments or supplements thereto (and any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of June, 1998.

                                                            /S/FRANK J. CAUFIELD

                                POWER OF ATTORNEY

     I, Robert J. Frankenberg, a director of America Online, Inc. (the "Company") whose signature appears below, constitute and appoint Stephen M. Case, Sheila A. Clark, Lennert J. Leader, Robert W. Pittman, and George Vradenburg, III, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-3 for the public offering of Company common stock, and any required amendments or supplements thereto (and any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of June, 1998.

                                                        /S/ROBERT J. FRANKENBERG

                                POWER OF ATTORNEY

     I, General Alexander M. Haig, Jr., a director of America Online, Inc. (the "Company") whose signature appears below, constitute and appoint Stephen M. Case, Sheila A. Clark, Lennert J. Leader, Robert W. Pittman, and George Vradenburg, III, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-3 for the public offering of Company common stock, and any required amendments or supplements thereto (and any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 15th day of June, 1998.

                                               /S/GENERAL ALEXANDER M. HAIG, JR.

                                POWER OF ATTORNEY

     I, William N. Melton, a director of America Online, Inc. (the "Company") whose signature appears below, constitute and appoint Stephen M. Case, Sheila A. Clark, Lennert J. Leader, Robert W. Pittman, and George Vradenburg, III, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-3 for the public offering of Company common stock, and any required amendments or supplements thereto (and any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of June, 1998.

                                                            /S/WILLIAM N. MELTON

                                POWER OF ATTORNEY

     I, Dr. Thomas Middelhoff, a director of America Online, Inc. (the "Company") whose signature appears below, constitute and appoint Stephen M. Case, Sheila A. Clark, Lennert J. Leader, Robert W. Pittman, and George Vradenburg, III, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-3 for the public offering of Company common stock, and any required amendments or supplements thereto (and any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of June, 1998.

                                                        /S/DR. THOMAS MIDDELHOFF

                                POWER OF ATTORNEY

     I, Robert W. Pittman, a director of America Online, Inc. (the "Company") whose signature appears below, constitute and appoint Stephen M. Case, Sheila A. Clark, Lennert J. Leader, Robert W. Pittman, and George Vradenburg, III, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-3 for the public offering of Company common stock, and any required amendments or supplements thereto (and any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of June, 1998.

                                                            /S/ROBERT W. PITTMAN